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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004
                                                         -----------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Maryland                         0-31847                31-1724442
      --------                         ---------              ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
 Incorporation or Organization)        File Number)          Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)






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Item 5.   OTHER EVENTS
          ------------

      On February 13, 2004, the Board of Directors of Lawrence Financial Holdings, Inc. (the "Company") declared a cash dividend for the quarter ending March 31, 2004 of $0.07 per share to stockholders of record on March 5, 2004.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1 Press Release dated February 12, 2004.

      Exhibit 99.2 Press Release dated February 13, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

      On February 12, 2004 the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LAWRENCE FINANCIAL HOLDINGS, INC.




Date: February 17, 2004             By: /s/ Jack L. Blair
                                        ----------------------------------------
                                        Jack L. Blair
                                        President and Chief Executive Officer